UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: June 8, 2006

MONOGRAM BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30369	94-3234479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Oyster Point Blvd., South San Francisco, California, 94080

(Address of Principal Executive Offices, including zip code)

(650) 635-1100

(Registrant’s Telephone Number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 8, 2006, Monogram Biosciences, Inc. provided information on its website regarding its Contingent Value Rights, or CVRs, in connection with the upcoming maturity date of the CVRs. A copy of this information, titled “Questions and Answers for Contingent Value Rights Holders,” is included herewith as Exhibit 99.1.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	“Questions and Answers for Contingent Value Rights Holders” issued by Monogram Biosciences, Inc. on June 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monogram Biosciences, Inc. (Registrant)

Date: June 8, 2006	By:	/s/ Kathy L. Hibbs
Kathy L. Hibbs
Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	“Questions and Answers for Contingent Value Rights Holders” issued by Monogram Biosciences, Inc. on June 8, 2006.